                                   FORM 8-K
                                CURRENT REPORT

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               January 30, 1998



                             ZURN INDUSTRIES, INC.


                                                                   IRS Employer
  State of                        Commission                      Identification
Incorporation                     File Number                         Number
-------------                     -----------                     --------------
Pennsylvania                        1-5502                          25-1040754


                                  Address and
                               Telephone Number
                               ----------------
                              14801 Quorum Drive
                          Addison, Texas  75240-7584
                                 972-560-2000







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ITEM 5 - OTHER EVENTS

The Company's news release dated January 30, 1998 announcing that the United States Bankruptcy Court for the Eastern District of Texas has confirmed the Chapter 11 bankruptcy Plan of Reorganization filed by United States Brass Corporation is incorporated herein by reference.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ZURN INDUSTRIES, INC.



January 30, 1998                              /s/ George W. Hanthorn
                                              ------------------------------
                                              George W. Hanthorn
                                              Vice President-
                                               General Counsel and Secretary


                                 EXHIBIT INDEX

20  Other Documents or Statements to Security Holders
    -------------------------------------------------
    News Release dated January 30, 1998



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